IPAA’s 2nd Annual Oil and Gas Investment Symposium West

September 27- 29, 2004

Safe Harbor Disclosure

This presentation contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements made today regarding Mission’s business that are not historical facts are forward-looking statements that involve risk and uncertainty. For discussion of the risks and uncertainties that could cause actual results to differ from those contained in the forward-looking statements, see Risk Factors in Mission’s Annual Report on Form 10-K for December 31, 2003. Mission undertakes no duty to update or revise these forward-looking statements.

Company highlights & Areas of Operation

Company Statistics

217 Bcfe proved reserves $407 MM PV-10 (1)

63% Gas

77% Proved developed 9 Year proved reserve life (2) 44 Prospects & leads

600 Drilling locations

– 170 Proved

Permian Basin 142 Bcfe reserves (65%) $203 MM PV 10% (50%) Gulf Coast Onshore 51 Bcfe reserves (24%) $142 MM PV 10% (35%) Gulf of Mexico 22 Bcfe reserves (10%) $57 MM PV 10% (14%) Other (3) 2 Bcfe reserves (1%) $5 MM PV 10% (1%)

(1) PV 10 value based on June 30, 2004 NYMEX spot prices of $6.02 per Mmbtu for natural gas and $36.90 per Bbl for oil.

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(2) Based on 1H 2004 annualized production.

(3) Includes properties in Oklahoma, Oregon and Wyoming.

Corporate Overview

Mission is a very different company than it was two years ago

New Management has:

High-graded the Company’s asset base

Assembled experienced in-house exploration team

Currently natural gas / oil production-mix is more than 60% natural gas compared to 41% at year end 2002

Reduced operating expense approximately 31% to $1.08 per Mcfe (as adjusted)

Reduced debt by approximately $56MM or 25% through retirements and equity conversions

Lowered annualized interest expense over $9 MM or 35% of 2003 interest expense

Increased liquidity from $12.5 MM to approximately $35 MM and lengthened debt maturities from 2.0 to 6.1 years

Permian Region

Key Features:

142 Bcfe, 57% gas & NGLs, approximately 36% of production Recently purchased operated interest in Jalmat gas field in two transactions (95% WI) Predictable long life reserves that provide low risk drilling opportunities 46% operated (based on reserves) Mission owns non-operated interests in “legacy” fields

– Operated by large independents: Apache, Burlington, Anadarko, XTO and Devon

2004 Capital Program:

Continue shallow low risk workover and recompletion programs Continue low risk infill and downspacing drilling program Major projects:

– Jalmat, TXL, Wasson and Waddell 5

Gulf Coast Region

Key Features:

51 Bcfe, 68% gas & NGLs, approximately 36% of production 77% operated (based on reserves) Focus of Mission’s exploration program Gas basin with significant upside Majority of G&G staff’s expertise is in this region Low lifting costs on newly drilled wells

2004 Capital Program:

Continue low risk development Continue to build exploration inventory Major projects:

– Andromeda, Reddell, Lions and Argo

Gulf of Mexico Region

Key Features:

22 Bcfe, 81% gas & NGLs, approximately 26% of production 49% operated (based on reserves) Development opportunities with immediate impact

– Blocks primarily operated by large independents

– High rate gas production with nominal incremental LOE

– Infrastructure in place or close by

– Moderate depth shelf production and development Low lifting costs on newly drilled wells

2004 Capital Program:

Continue to revitalize mature shelf assets Major projects:

– High Island 553, South Marsh Island 142 and Eugene Island 273

Reserves as of July 1, 2004

Netherland Sewell performs bottom-up reviews and reports

Proved reserves based on NYMEX pricing ($36.90 / Bbl for oil and $6.02 / MMBtu for gas)

Proved Reserves

By Hydrocarbon Mix

Proved Reserves

By Category

Oil

37%

Gas / NGLs

63%

PUD

23%

PDP

64%

PDNP

13%

Production Outlook

Given success in late 2003 drilling, 2004E base production increasing over 40%

Daily Production Volumes MMCFE / Day

Mmcfe / Day

80.0 70.0 60.0 50.0 40.0 30.0 20.0 10.0 0.0

1Q 2003 2Q 2003 3Q 2003 4Q 2003 1Q 2004 2Q 2004 3Q 2004E

Base Prop Sold Prop Acq

63.4 61.8 62.8 63.0 61.8 67.6 72.0 (1)

Daily Production Volumes % Gas

% Gas

70% 60% 50% 40% 30% 20% 10% 0%

1Q 2003 2Q 2003 3Q 2003 4Q 2003 1Q 2004 2Q 2004 3Q 2004E

41% 43% 45% 52% 57% 61% 61%(1)

(1) All estimates use the mid-point of guidance

Guidance Assumptions

Base Assumptions:

Assumes $40.00 per Bbl / $5.75 per MMBtu NYMEX prices for July 1 through the remainder of 2004

– Assumes oil differential of $1.05 per Bbl and gas differential of $0.11 per MMBtu

– Assumes all hedges effective

All production and expense numbers use mid-point of guidance

Full Year 2004E 2003

Production (per day):

Oil (Bbls) 4,400—4,700 5,748

Gas (Mmcfe) 38.0—43.0 28.3

Total Production (Mmcfe / Day) 65.0—69.0 62.7

Expenses per Mcfe:

Lease Operating Expense $ 1.07—$ 1.17 $ 1.43

Taxes other than Income $ 0.39—$ 0.44 $ 0.36

General and Administrative $ 0.45—$ 0.50 $ 0.47

50% of discretionary cash flow above capital expenditures of originally budgeted $34 MM used to reduce debt plus $3 MM of proceeds on sale of rights to the Tranquillon Ridge property Third quarter production will be near low end of guidance due to Hurricane Ivan and 3rd party mechanical issues

2004 Guidance

EBITDA ($MM)(2) $90 $80 $70 $60 $50 $40 $30 $20 $10 $0 $47.0 $77.8

2003 2004 Est (1)

Discretionary Cash Flow (3)

($MM) $70 $60 $50 $40 $30 $20 $10 $-$22.8 $59.8

2003 2004 Est (1)

Cash Costs ($ / Mcfe) $3.50 $3.00 $2.50 $2.00 $1.50 $1.00 $0.50 $- $3.30

$1.04

$0.47 $0.36

$1.43 $2.75

$0.73

$0.48 $0.42

$1.12

2003 2004 Est (1)

LOE Taxes other than income G&A Interest

(1) All estimates use the mid-point of guidance

(2) 2003 as reported, 2004 EBITDA calculated as revenues minus LOE, taxes other than income and G&A

(3) 2003 as reported, 2004 discretionary cash flow calculated as EBITDA minus cash interest expense

Focus on core areas where we have the experience or technical advantage

Explore in areas offering economically attractive prospects

– Favorable risk economics

– Generally multipay potential; structural plays

In-house generation using 3D seismic and other advanced technologies Multidisciplinary team approach Build a portfolio of prospects having a broad range of risk and reward Actively screen outside generated prospects Lease viable prospects only

Exploration Review

Exploration Strategy

Louisiana 8 Prospects 55 Bcfe Unrisked Potential

Exploration Review

Frio/Miocene 4 Prospects 145 Bcfe Unrisked Potential

Wilcox 20 Prospects 910 Bcfe Unrisked Potential

Yegua 8 Prospects 55 Bcfe Unrisked Potential

Offshore 4 Prospects 390 Bcfe Unrisked Potential

Type of Play Number of Opportunities

Structural 29

Stratigraphic 2

Bright Spot 13

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Alternatives Evaluation: Process

In late July, Mission announced a review of strategic alternatives designed to enhance shareholder value

The process involved:

– Top-to-bottom review of existing asset base and opportunity set

– Assessment of the markets: commodities, transaction, debt and equity

– Evaluation of Mission’s strengths and challenges in the current environment That process has now been completed

Alternatives Evaluation: Conclusions

Our existing asset base remains under-exploited

Mission has a strong menu of internal opportunities for value creation

Potential exists to acquire desirable assets in our core areas

Debt and equity capital is available to Mission, if needed, to finance attractive growth opportunities

Our team is highly qualified and deeply committed to creating shareholder value in a disciplined fashion

Action Plan

Expand exploration program in our core areas

Aggressively pursue acquisitions of producing properties Hedge as appropriate to protect investment Continue to divest non-core properties for good value

Expand bank facilities as needed while maintaining discipline in our capital structure Filed a universal shelf with the SEC on Friday Maintain opportunistic posture

Capital Forecast

2004 capital expenditures forecast will be over $50 million (1)

2005 capital expenditures budget is expected to be higher

2004 Est. Capital Expenditures

By Project Type

Land, Seismic & Other

Development

15%

15%

70%

Exploration

2005 Est. Capital Expenditures

By Project Type

Land, Seismic & Other

Development

15%

25%

60%

Exploration

(1) This does not include the $30 MM used to acquire the Jalmat Field in January and April 2004

Summary

We are a very different Company

Significant progress has been made toward our stated goals Production is increasing Costs are declining Strong set of opportunities to create additional value

For more information, please contact Investor Relations: Email: investors@mrcorp.com (713) 495–3100